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                                                                  EXHIBIT 10.17

AMENDMENT NO. 1 TO THAT CERTAIN LEASE DATED JULY 12, 1994, BY AND BETWEEN WEYERHAEUSER MORTGAGE COMPANY, A CALIFORNIA CORPORATION, AND FORT WYMAN, INC., A MICHIGAN CORPORATION, AS LANDLORD, AND STAC ELECTRONICS, A CALIFORNIA CORPORATION, AS TENANT, FOR THAT CERTAIN PROPERTY COMMONLY KNOWN AS 12626 HIGH BLUFF DRIVE, SUITE 370, IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA.
_______________________________________________________________________________

                                  WITNESSETH:

WHEREAS, Landlord and Tenant executed a lease under date of July 12, 1994, relating to the demised premises described in Exhibit "A" thereto; and

WHEREAS, Landlord and Tenant now desire to amend said Lease to make certain agreed upon changes in said Lease;

NOW, THEREFORE, to carry out the mutual desires of the parties thereto, it is hereby agreed that said Lease shall be hereby amended as of June 7, 1995 as follows:

1. The purposes of this Amendment is for Tenant to exercise its right of first refusal on Suite 120.

2. SECTION 1(d), PREMISES AREA: Shall be increased by approximately 3,042 rentable square feet for a total of approximately Seven Thousand Seven Hundred Seventy-One (7,771) Rentable Square Feet.

3. SECTION 1(f), TENANT'S PERCENTAGE: Shall be modified to reflect Thirteen and 42/100 Percent (13.42%).

4. SECTION 1(g), TERM OF LEASE: The terms of this Amendment shall commence on June 12, 1995. The expiration of the Lease shall remain unchanged and is March 5, 2000.

5. SECTION 1(h), BASE MONTHLY RENT: Shall be modified to reflect Nine Thousand Seven Hundred Thirteen and 75/100 Dollars ($9,713.75).

6. SECTION 1(I), TOTAL SECURITY DEPOSIT: Shall be increased to Nine Thousand Seven Hundred Thirteen and 75/100 Dollars ($9,713.75).

7. SECTION 1(o), PARKING: Shall be modified to reflect thirty-one (31) spaces, including three (3) covered and reserved, free of charge.

8. CONDITION OF PREMISES: Tenant shall accept the Premises in an "as is" condition. Alterations to space Tenant deems necessary shall be at Tenant's sole cost and only upon prior written approval of Landlord. The terms and conditions of the Work Letter Agreement in the Lease, as well as the Rules and Guidelines for contractors and the tenant improvement contract, and payment policies for the property are strictly adhered to.

9. ADDENDUM "1," BUILDING SIGNAGE: Paragraph 4, Building Signage, in Addendum "1" of the Lease shall be deleted in its entirety.

10. EXHIBIT "A-2," OUTLINE OF INCREASED PREMISES: Exhibit "A-2," showing the increased Premises, is attached hereto and by this reference made a part of the lease.



The foregoing is hereby agreed to and accepted:

"LANDLORD"                                "TENANT"

WEYERHAEUSER MORTGAGE COMPANY,            STAC ELECTRONICS, a California
a California corporation and              corporation
FORT WYMAN, INC., a Michigan corporation


By:  /s/ (signature illegible)            By:  /s/ John R. Witzel
    ---------------------------------         ---------------------------------

Date:  June 29, 1995                      Date:  June 16, 1995
      -------------------------------           -------------------------------

                                          By:
                                              ---------------------------------

                                          Date:
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                                                                EXHIBIT "A-2"


                                  [FLOOR PLAN]


CORPORATE PLAZA II                                                    Floor 1
12626 High Bluff Drive